Exhibit 99.1
American Physicians Capital, Inc. First Quarter 2008 Investor Presentation

Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions we are making forward-looking statements. While we believe any forward-looking statements we will make are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: increased competition could adversely affect our ability to sell our products at premium rates we deem adequate, which may result in a decrease in premium volume, a decrease in our profitability, or both; our reserves for unpaid losses and loss adjustment expenses are based on estimates that may prove to be inadequate to cover our losses; an interruption or change in current marketing and agency relationships could reduce the amount of premium we are able to write; if we are unable to obtain or collect on ceded reinsurance, our results of operations and financial condition may be adversely affected; our geographic concentration in certain Midwestern states and New Mexico ties our performance to the business, economic, regulatory and legislative conditions in those states; a downgrade in the A.M. Best Company financial strength rating of our insurance subsidiaries could reduce the amount of business we are able to write; changes in interest rates could adversely impact our results of operation, cash flows and financial condition; the unpredictability of court decisions could have a material adverse financial impact on our business operations if the amount of the award is expanded beyond the intended insurance coverage; our business could be adversely affected by the loss of one or more of our key employees; the insurance industry is subject to regulatory oversight that may impact the manner in which we operate our business, our ability to obtain future premium rate increases, the type and amount of our investments, the levels of capital and surplus deemed adequate to protect policyholder interests, or the ability of our insurance subsidiaries to pay dividends to the holding company; our status as an insurance holding company with no direct operations could adversely affect our ability to meet our debt obligations and fund future dividends and share repurchases; legislative or judicial changes in the tort system may have adverse or unintended consequences that could materially and adversely affect our results of operations and financial condition; applicable law and certain provisions in our articles and bylaws may prevent and discourage unsolicited attempts to acquire our Company that may be in the best interest of our shareholders or that might result in a substantial profit to our shareholders; any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by law.

Snapshot of APCapital Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physician groups A- (Excellent) Financial Strength Rating by AM Best

Snapshot of APCapital Approximately 9,200 policies in-force at March 31, 2008 Marketing in primarily 5 states with a focus on the upper Midwest region and New Mexico Direct premiums written totaled $135.4 million for the year ended December 31, 2007 Assets totaled $1.0 billion at March 31, 2008 NASDAQ Global Select Market: ACAP Market cap $460 million1 based on 9,731,252 shares outstanding as of April 30, 2008 1As of May 14, 2008

Core States LTM 3/31/08 DWP - % by state Market Share Ranking 1 Expansion Michigan2 36% 2nd Home State Illinois3 26% 2nd Internal Ohio2 19% 4th Internal New Mexico4 14% 1st Merged NMPMLC in 1997 Kentucky 3% 7th Acquired KMIC in 1996 1 Source: Highline Data - Based on 2007 direct premiums written 2 Implemented tort reform 3 Tort reform challenged, caps declared unconstitutional 4 Patient compensation fund Snapshot of APCapital

Name Title Years of Industry-Related Experience Years of Medical Malpractice Experience Kevin Clinton, FCAS President & CEO 30 22 Frank Freund, CPA Chief Financial Officer 26 26 Annette Flood, RN, JD Chief Operating Officer 22 22 Kevin Dyke, FCAS VP, Actuarial 16 8 Nancy Fitzgerald LPN, CPHQ VP, Risk Management 23 11 Rhonda Fossitt CPCU, RPLU VP, Underwriting 30 11 Laura Kline CIC, CPCU VP, Marketing 21 21 Cathy Shutack BS, RRT VP, Claims 18 9 Strong Management Team Experience in Medical Professional Liability Industry is a Must for Success

2002 2003 2004 2005 2006 2007 Annual 0.3 0.349 0.211 0.092 -0.031 -0.078 Cumulative 0.3 0.754 1.124 1.319 1.247 1.072 Average Rate Change Since 2002 Adequate Rates Drive Profitability

Innovative Underwriting = Profitable Results Continually enhancing our unique underwriting systems Leveraging field underwriters to improve access to new business Performing on-site visits by risk management Administering Communication Skills Assessment test Maintaining strict underwriting practices in high-risk areas and specialties Focus on writing profitable business

Focused Distribution System Use a focused, multi-channeled distribution system Premiums under controlled distribution channels grew to 58% in 2007 from 45% in 2005 Direct Captive Agents Independent Agents East 0.13 0.42 0.45 Direct 14% 44% Captive Agents 42% Independent Agents 58% Controlled Distribution 2007 Direct Premiums Written

Dec-03 Jun-04 Dec-04 6/1/2005 Dec-05 6/1/2006 12/31/2006 6/1/2007 12/31/2007 3/31/2008 Net Loss & LAE IBNR* 118 141 144 164 178 203 241 257 281 285 Number of Open Claims 4447 3885 3342 3211 2991 2558 2256 2124 1741 1672 *Includes Death, Disability & Retirement and Unallocated Loss Adjustment Expense, Excludes PIC - FL PL Net Loss & LAE IBNR and Open Claims $167.7 million increase since Dec 2003 Strong Reserves

4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Average PL Reserve per Open Claim 94378 95503 96481 105912 114001 125167 133634 140374 160041 160789 167319 173889 Average PL Net Case Reserve 70905 75436 79773 82197 87574 95336 100146 103314 117010 114853 116333 119149 122400 120400 136300 138800 137900 138800 136200 144200 144800 148600 Average Paid Claim (4Q Avg) 65644.37841 65827.72916 62776.58201 65888.0789 66276.12272 62218.26965 62414.57961 60758.20056 59257.90197 65167.26343 68218.51041 67882.32013 75897.41231 78810.33884 63047.66792 57572.95166 59060.94364 56618 69600 70400 67500 63100 Average Reserve per Open and IBNR Claim 64805.85428 66254.6199 68053.46475 77107.56951 80113.24656 85621.88826 93795.13244 95655.66441 102709.208 102076.8143 103621.4429 107644.4493 110064.68 114591.8239 124840.2435 132176.5248 133448.7675 152616 No inflation in paid claims (severity) since 2003 Significantly improved reserve adequacy since 2003 Reserve Adequacy and Severity

Building Reserve Strength

Medical Professional Liability Reported Claim Count *Includes 76 claims reported by four physicians at the end of their coverage with the company. 2002-1 2002-2 2003-1* 2003-2 2004-1 2004-2 2005-1 2005-2 2006-1 2006-2 2007-1 2007-2 East 1515 1503 1497 1160 984 802 805 708 604 564 516 436 Positive Trends

Reported Frequency Trend Professional Liability Excluding Florida and Tails Frequency is down 45% from 2002 Claims Reported Per 100 Insureds

Net Premiums Earned Per Reported Claim --- Excluding Florida 2003-1 2003-2 2004-1 2004-2 2005-1 2005-2 2006-1 2006-2 2007-1 2007-2 East 56439 73681 87343 108593 101254 113233 124114 132668 135523 158229 Medical Professional Liability Positive Trends

Defense Verdict Plaintiff Verdict APA 0.88 0.12 APCapital (Results from 2004 - 1Q 2008) Defense Verdict Plaintiff Verdict Intelligent Claims Management Produces Favorable Trial Results

Strategies for Success in Changing Underwriting Cycles Maintain underwriting discipline Be a market timer Have tough, but smart defense of claims Continue to develop new and innovative underwriting systems Be opportunistic and flexible Actively look for strategic acquisitions

FRANK H. FREUND CHIEF FINANCIAL OFFICER

Overview --- First Quarter Highlights APCapital reports net income of $11.4 million Reported claims down 6.1% from first quarter 2007 Prior year reserves developed favorably by $8.4 million Cautious oversight of investment portfolio - sold HSBC and CIT bonds No direct subprime exposure or losses Declared and paid our third consecutive quarterly shareholder dividend Effective capital management with $17.3 million of share repurchases or 404,000 shares

Financial Results --- GAAP

Financial Results --- GAAP

2003 2004 2005 2006 2007 1Q08 East -40.9 19.8 44.9 63 15.4 16.6 1Q07 78.2 (in millions) Net Income (pre-tax basis)

2003 2004 2005 2006 2007 1Q08 East 1.353 1.099 0.975 0.875 0.717 0.734 Target Combined Ratio is 90-95% Calendar Year Combined Ratio (GAAP basis)

Focus on return on equity/capital management Target return on equity of 11-13% *Excludes impact of deferred tax asset allowance reversal Return on Equity $.90 1Q07

2003 2004 2005 2006 2007 1Q08 East 15.93 15.54 20.9 23.26 26.02 26.53 Up $10.99 since YE04 Book Value Growth

Highlights No subprime losses All mortgage-backed securities issued by government sponsored agencies All insured tax-exempt securities have an underlying rating of "A" or higher and are essential purpose bonds Investments

Slice 5 East 0.2 0.2 0.2 0.2 0.2 Premium Growth with Adequate Rates Share Repurchases/ Shareholder Dividends Dividend Excess Surplus to APCapital Opportunistic M&A Retire Trust Preferred Debt Capital Management Strategies

(Dollars in thousands) (Shares repurchased in thousands) Outstanding Share Repurchase Authorizations: Active Share Repurchase Plan

2008 Reinsurance Program Renewed 2008 treaty with essentially the same terms as 2007 All principal reinsurers on our program have an AM Best rating of A or higher Retain first $1 million of loss Excess capital and profitable book-of-business allows us to retain more premium 100% of coverage of $1 million in excess of $1 million loss Per event coverage provides $4 million in excess of $1 million --- protects Company against larger losses

Why Invest in APCapital Experienced management team Business strategy producing positive results Strong financial position Well positioned for opportunities in underwriting cycle Continued positive trends Effective capital management

Questions

Institutional Insiders East 0.81 0.16 Supplemental Information (1) As of December 31, 2007 (2) Share data based on most recent SEC Filings as of February 19, 2008 Shareholder Analysis